UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2012

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware             1-9973             36-3352497

(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
of Incorporation)                                 Identification No.)

1400 Toastmaster Drive, Elgin, Illinois          60120

(Address of Principal Executive Offices)          (Zip Code)

(847) 741-3300

(Registrant's telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.
This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of The Middleby Corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on January 7, 2013 (the “Initial Form 8-K”) to include financial statements and pro forma financial information permitted pursuant to Item 9.01 of Form 8-K to be excluded from the Initial Form 8-K and filed by amendment to the Initial Form 8-K no later than 71 days after the date on which the Initial Form 8-K was required to be filed. As previously reported in the Initial Form 8-K, on December 31, 2012, the Company, through its wholly-owned subsidiary VRC Acquisition Company, LLC, completed the acquisition of Viking Range Corporation pursuant to a Stock Purchase Agreement, dated as of December 31, 2012.

Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired

(1)
Viking Range Corporation and Subsidiaries Audited Consolidated Balance Sheets as of December 31, 2011 and 2010 and the Related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the year ended December 31, 2012 and the Independent Auditors' Report related thereto, filed as Exhibit 99.1 hereto and incorporated by reference herein.

(2)
Viking Range Corporation and Subsidiaries Unaudited Condensed Consolidated Balance Sheets as of September 30, 2012 and December 31, 2011, and the Related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the Nine Months ended September 30, 2012 and 2011, filed as Exhibit 99.2 hereto and incorporated by reference herein.

(b)    Pro Forma Financial Information
The pro forma financial information required by this item with respect to the transaction are filed as Exhibit 99.3 hereto and incorporated by reference herein:
(c)    Not applicable.
(d)     Exhibits.
Exhibit No.    Description

Exhibit 23.1    Consent of Horne LLP.

Exhibit 99.1
Viking Range Corporation and Subsidiaries Audited Consolidated Balance Sheet as of December 31, 2011 and 2010 and the Related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the year ended December 31, 2011 and the Independent Auditors' Report related thereto.

Exhibit 99.2	Viking Range Corporation and Subsidiaries Unaudited Condensed Consolidated Balance Sheets as of September 30, 2012 and December 31,

2011, and the Related Unaudited Condensed Consolidated Statements of Operations and Cash Flows for the Nine Months Ended September 30, 2012 and 2011.

Exhibit 99.3	Unaudited Pro Forma Condensed Consolidated Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: February 27, 2013         By:        /s/   Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and
Chief Financial Officer